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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM  8-K/A
                                (Amendment No. 1)




                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: March 4, 1994.




                       CARLISLE COMPANIES INCORPORATED
- --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                               1-9278                   31-1168055
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                           I.D. Number)





250 South Clinton St., Suite 201
Syracuse, New York                                               13202-1258
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(Address of principal offices)                                   (zip code)





Registrant's telephone number, including area code (315) 474-2500






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Item 7.  Financial Statements and Exhibits.

     Exhibits applicable to the filing of this report are as follows:


          (16) Letter from KPMG Peat Marwick agreeing with Registrant's statements.











                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       CARLISLE  COMPANIES  INCORPORATED


                                   By:      /s/ Dennis J. Hall
                                       --------------------------------------
                                       Dennis J. Hall
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer









Date: March 25, 1994

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                                Exhibit Index


Exhibit No.          Description                                        Page


16                   Letter from KPMG Peat Marwick agreeing with         4
                     Registrant's statements





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